UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 1, 2007

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive Cary, NC		27513
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 297-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

          On March 1, 2007, R.H. Donnelley Corporation (the “Company”) issued a press release containing certain financial results of the Company and Dex Media, Inc. (“Dex Media”) for the three month and twelve month periods ended December 31, 2006.

          None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of the Company or Dex Media.  A copy of this press release has been attached hereto as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release issued March 1, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION

/s/ Robert J. Bush

Robert J. Bush
Senior Vice President, General Counsel & Corporate Secretary

Date: March 1, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release issued March 1, 2007.